Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	July 18, 2019

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES SECOND QUARTER RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation (“M&T”) (NYSE: MTB) today reported its results of operations for the quarter ended June 30, 2019.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) were $3.34 in the second quarter of 2019, up 2% from $3.26 in the year-earlier quarter. GAAP-basis net income in the recent quarter was $473 million, compared with $493 million in the second quarter of 2018. GAAP-basis diluted earnings per common share and net income for the initial 2019 quarter were $3.35 and $483 million, respectively. GAAP-basis net income for the second quarter of 2019 expressed as an annualized rate of return on average assets and average common shareholders' equity was 1.60% and 12.68%, respectively, compared with 1.70% and 13.32%, respectively, in the similar 2018 quarter and 1.68% and 13.14%, respectively, in the first quarter of 2019.

In July 2019, M&T agreed to sell its interest in an asset manager obtained in the 2011 acquisition of Wilmington Trust Corporation that is accounted for using the equity method of accounting and, as a result, as of June 30, 2019 recorded a $48 million charge (reflected in “other costs of operations”) to reduce the carrying value of the investment to its estimated net realizable value. The after-tax impact of the charge was a reduction in net income of $36 million, or $.27 of diluted earnings per common share.

Commenting on M&T’s second quarter results, Darren J. King, Executive Vice President and Chief Financial Officer, noted, “Financial results for the second quarter reflect healthy growth in mortgage banking revenues and trust income over 2019’s initial quarter. Overall credit quality remains solid, with credit costs in the recent quarter at a level consistent with what we have experienced over the last several years. During the quarter, M&T continued to return capital to our common shareholders through $402 million of stock repurchases and $135 million of dividends while maintaining strong regulatory capital levels.”

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M&T BANK CORPORATION

Earnings Highlights

				Change 2Q19 vs.
($ in millions, except per share data)	2Q19	2Q18	1Q19	2Q18	1Q19

Net income	$473	$493	$483	-4%	-2%
Net income available to common shareholders ̶ diluted	$453	$473	$462	-4%	-2%
Diluted earnings per common share	$3.34	$3.26	$3.35	2%	—
Annualized return on average assets	1.60%	1.70%	1.68%
Annualized return on average common equity	12.68%	13.32%	13.14%

For the six-month period ended June 30, 2019, diluted earnings per common share were $6.69, up 22% from $5.48 in the year-earlier period. GAAP-basis net income for the first six months of 2019 totaled $956 million, 13% higher than $846 million in the corresponding 2018 period. Expressed as an annualized rate of return on average assets and average common shareholders’ equity, GAAP-basis net income in the six-month period ended June 30, 2019 was 1.64% and 12.91%, respectively, improved from 1.46% and 11.21%, respectively, in the similar 2018 period.

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature.  The amounts of such “nonoperating” expenses are presented in the tables that accompany this release.  Although “net operating income” as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

Diluted net operating earnings per common share were $3.37 in the recent quarter, compared with $3.29 in the second quarter of 2018 and $3.38 in the first quarter of 2019.  Net operating income for the second quarter of 2019 was $477 million, compared with $498 million in the year-earlier period and $486 million in 2019’s initial quarter. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income in the recent quarter was 1.68% and 18.83%, respectively, compared with 1.79% and 19.91%, respectively, in the similar 2018 quarter and 1.76% and 19.56%, respectively, in the first quarter of 2019.

Diluted net operating earnings per common share in the first six months of 2019 rose 22% to $6.74 from $5.54 in the first half of 2018. Net operating income during the six-month period ended June 30, 2019 was $963 million, up 13% from $855 million in the year-earlier period. Net operating income expressed as an annualized rate of return on average tangible assets and average tangible common shareholders’ equity was 1.72% and 19.19%, respectively, in the first half of 2019, compared with 1.53% and 16.65%, respectively, in the first six months of 2018.

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M&T BANK CORPORATION

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis totaled $1.05 billion in 2019’s second quarter, up 3% from $1.01 billion in the year-earlier quarter. That increase resulted predominantly from a widening of the net interest margin in the recent quarter to 3.91% from 3.83% in the second quarter of 2018. Also contributing to the higher net interest income was growth in average earning assets, which rose to $107.5 billion in the second quarter of 2019 from $106.2 billion in the year-earlier quarter. Taxable-equivalent net interest income in the recent quarter was little changed from $1.06 billion in the first quarter of 2019 when the net interest margin was 4.04% and average earning assets were $106.1 billion.

Taxable-equivalent Net Interest Income

				Change 2Q19 vs.
($ in millions)	2Q19	2Q18	1Q19	2Q18	1Q19

Average earning assets	$107,511	$106,210	$106,096	1%	1%
Net interest income ̶ taxable-equivalent	$1,047	$1,014	$1,056	3%	-1%
Net interest margin	3.91%	3.83%	4.04%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $55 million in the second quarter of 2019, compared with $35 million in the year-earlier quarter and $22 million in 2019’s first quarter. Net loan charge-offs were $44 million during the recent quarter, compared with $35 million in the second quarter of 2018 and $22 million in the first quarter of 2019. Expressed as an annualized percentage of average loans outstanding, net charge-offs were .20% and .16% in the second quarters of 2019 and 2018, respectively, and .10% in the first quarter of 2019.

Loans classified as nonaccrual totaled $865 million or .96% of total loans outstanding at June 30, 2019, compared with $820 million or .93% a year earlier and $882 million or .99% at March 31, 2019. Assets taken in foreclosure of defaulted loans were $73 million at June 30, 2019, compared with $98 million and $81 million at June 30, 2018 and March 31, 2019, respectively.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses totaled $1.03 billion at June 30, 2019, compared with $1.02 billion at each of June 30, 2018 and March 31, 2019. As a percentage of loans outstanding, the allowance was 1.15% at each of June 30, 2019 and March 31, 2019 and 1.16% at June 30, 2018.

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M&T BANK CORPORATION

Asset Quality Metrics

				Change 2Q19 vs.
($ in millions)	2Q19	2Q18	1Q19	2Q18	1Q19

At end of quarter
Nonaccrual loans	$865	$820	$882	6%	-2%
Real estate and other foreclosed assets	$73	$98	$81	-26%	-10%
Total nonperforming assets	$938	$918	$963	2%	-3%
Accruing loans past due 90 days or more (1)	$349	$223	$244	56%	43%
Nonaccrual loans as % of loans outstanding	.96%	.93%	.99%

Allowance for credit losses	$1,030	$1,019	$1,019	1%	1%
Allowance for credit losses as % of loans outstanding	1.15%	1.16%	1.15%

For the period
Provision for credit losses	$55	$35	$22	57%	150%
Net charge-offs	$44	$35	$22	26%	101%
Net charge-offs as % of average loans (annualized)	.20%	.16%	.10%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

Noninterest Income and Expense.  Noninterest income totaled $512 million in the recent quarter, up 12% from $457 million in the year-earlier quarter and 2% higher than $501 million in the first quarter of 2019. The recent quarter’s improvement as compared with the second quarter of 2018 and the first quarter of 2019 reflects higher mortgage banking revenues, trading account and foreign exchange gains, and trust income. The initial 2019 quarter included $37 million of income from Bayview Lending Group LLC.

Noninterest Income

				Change 2Q19 vs.
($ in millions)	2Q19	2Q18	1Q19	2Q18	1Q19

Mortgage banking revenues	$107	$92	$95	16%	13%
Service charges on deposit accounts	108	107	103	1%	5%
Trust income	145	138	133	5%	9%
Brokerage services income	12	13	12	-1%	—
Trading account and foreign exchange gains	18	5	11	251%	71%
Gain on bank investment securities	9	2	12	283%	-25%
Other revenues from operations	113	100	135	12%	-16%
Total	$512	$457	$501	12%	2%

Noninterest expense aggregated $873 million in the second quarter of 2019, $777 million in the year-earlier quarter and $894 million in the first quarter of 2019.  Excluding expenses considered to be nonoperating in nature, such as amortization of core deposit and other intangible assets, noninterest operating expenses were $868 million in the recent quarter, $770 million in the second quarter of 2018 and $889 million in the initial 2019 quarter. The most significant factors contributing to the higher level of noninterest expenses in the recent quarter as compared with the second quarter of 2018 were the $48 million charge associated with an equity investment in an asset manager recorded in the recent quarter, increased costs for salaries and employee benefits, and a $9 million valuation allowance associated with the impact of lower interest rates on mortgage

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M&T BANK CORPORATION

servicing rights.  The higher noninterest operating expenses in the initial 2019 quarter reflected a $50 million increase in the accrual for legal matters and seasonally higher stock-based compensation and employee benefits expenses, partially offset by recent quarter charges associated with the asset manager investment, professional services and mortgage servicing rights.

Noninterest Expense

				Change 2Q19 vs.
($ in millions)	2Q19	2Q18	1Q19	2Q18	1Q19

Salaries and employee benefits	$456	$419	$499	9%	-9%
Equipment and net occupancy	79	73	79	8%	—
Outside data processing and software	55	49	52	11%	5%
FDIC assessments	10	20	10	-50%	4%
Advertising and marketing	24	22	20	10%	19%
Printing, postage and supplies	10	9	10	18%	5%
Amortization of core deposit and other intangible assets	5	6	5	-21%	1%
Other costs of operations	234	179	219	31%	7%
Total	$873	$777	$894	12%	-2%

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the relationship of operating expenses to revenues.  M&T's efficiency ratio was 56.0% in the second quarter of 2019, 52.4% in the year-earlier quarter and 57.6% in the first quarter of 2019.

Balance Sheet.  M&T had total assets of $121.6 billion at June 30, 2019, compared with $118.4 billion and $120.0 billion at June 30, 2018 and March 31, 2019, respectively. Loans and leases, net of unearned discount, were $89.9 billion at the recent quarter-end, $87.8 billion at June 30, 2018 and $88.6 billion at March 31, 2019. Total deposits were $91.7 billion at June 30, 2019, compared with $89.3 billion a year earlier and $90.5 billion at March 31, 2019.

Total shareholders' equity was $15.7 billion at June 30, 2019 and $15.6 billion at June 30, 2018, representing 12.91% and 13.15%, respectively, of total assets. Total shareholders’ equity was $15.6 billion, or 12.99% of total assets at March 31, 2019. Common shareholders' equity was $14.5 billion, or $107.73 per share, at June 30, 2019, compared with $14.3 billion, or $99.43 per share, a year-earlier and $14.4 billion, or $105.04 per share, at March 31, 2019.  Tangible equity per common share was $73.29 at June 30, 2019, compared with $67.29 at June 30, 2018 and $71.19 at March 31, 2019. In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.  M&T estimates that the ratio of Common Equity
Tier 1 to risk-weighted assets under regulatory capital rules was approximately 9.84% at June 30, 2019.

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M&T BANK CORPORATION

In accordance with its capital plan, M&T repurchased 2,450,000 shares of its common stock during the recent quarter at an average cost per share of $164.08, for a total cost of $402 million. In the aggregate, during the first six months of 2019, M&T repurchased 4,600,000 shares of common stock at a total cost of $768 million.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss second quarter financial results today at 10:00 a.m. Eastern Time.  Those wishing to participate in the call may dial

(877) 780-2276.  International participants, using any applicable international calling codes, may dial

(973) 582-2700.  Callers should reference M&T Bank Corporation or the conference ID #1491035.  The conference call will be webcast live through M&T's website at https://ir.mtb.com/events-presentations. A replay of the call will be available through Thursday, July 25, 2019 by calling (800) 585-8367, or (404) 537-3406 for international participants, and by making reference to ID #1491035.  The event will also be archived and available by 3:00 p.m. today on M&T's website at https://ir.mtb.com/events-presentations.

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations

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M&T BANK CORPORATION

and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

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M&T BANK CORPORATION

Financial Highlights

	Three months ended			Six months ended
	June 30			June 30
Amounts in thousands, except per share	2019	2018	Change	2019	2018	Change
Performance
Net income	$473,260	493,160	-4%	$956,002	845,770	13%
Net income available to common shareholders	452,633	472,600	-4%	914,719	805,342	14%
Per common share:
Basic earnings	$3.34	3.26	2%	$6.69	5.49	22%
Diluted earnings	3.34	3.26	2%	6.69	5.48	22%
Cash dividends	$1.00	.80	25%	$2.00	1.55	29%
Common shares outstanding:
Average - diluted (1)	135,464	144,998	-7%	136,685	146,941	-7%
Period end (2)	134,200	144,261	-7%	134,200	144,261	-7%
Return on (annualized):
Average total assets	1.60%	1.70%		1.64%	1.46%
Average common shareholders' equity	12.68%	13.32%		12.91%	11.21%
Taxable-equivalent net interest income	$1,047,406	1,014,184	3%	$2,103,433	1,994,510	5%
Yield on average earning assets	4.64%	4.28%		4.68%	4.20%
Cost of interest-bearing liabilities	1.11%	.71%		1.08%	.68%
Net interest spread	3.53%	3.57%		3.60%	3.52%
Contribution of interest-free funds	.38%	.26%		.37%	.25%
Net interest margin	3.91%	3.83%		3.97%	3.77%
Net charge-offs to average total net loans (annualized)	.20%	.16%		.15%	.17%
Net operating results (3)
Net operating income	$477,001	497,869	-4%	$963,441	855,367	13%
Diluted net operating earnings per common share	3.37	3.29	2%	6.74	5.54	22%
Return on (annualized):
Average tangible assets	1.68%	1.79%		1.72%	1.53%
Average tangible common equity	18.83%	19.91%		19.19%	16.65%
Efficiency ratio	55.98%	52.42%		56.77%	58.16%

	At June 30
Loan quality	2019	2018	Change
Nonaccrual loans	$865,384	819,984	6%
Real estate and other foreclosed assets	72,907	98,062	-26%
Total nonperforming assets	$938,291	918,046	2%
Accruing loans past due 90 days or more (4)	$348,725	223,026	56%
Government guaranteed loans included in totals above:
Nonaccrual loans	$36,765	34,870	5%
Accruing loans past due 90 days or more	320,305	202,394	58%
Renegotiated loans	$254,332	242,528	5%
Accruing loans acquired at a discount past due 90 days or more (5)	$43,079	47,405	-9%
Purchased impaired loans (6):
Outstanding customer balance	$473,834	606,683	-22%
Carrying amount	263,025	352,465	-25%
Nonaccrual loans to total net loans	.96%	.93%
Allowance for credit losses to total loans	1.15%	1.16%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

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M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Amounts in thousands, except per share	2019	2019	2018	2018	2018
Performance
Net income	$473,260	482,742	546,219	526,091	493,160
Net income available to common shareholders	452,633	462,086	525,328	505,365	472,600
Per common share:
Basic earnings	$3.34	3.35	3.76	3.54	3.26
Diluted earnings	3.34	3.35	3.76	3.53	3.26
Cash dividends	$1.00	1.00	1.00	1.00	.80
Common shares outstanding:
Average - diluted (1)	135,464	137,920	139,838	142,976	144,998
Period end (2)	134,200	136,637	138,534	141,479	144,261
Return on (annualized):
Average total assets	1.60%	1.68%	1.84%	1.80%	1.70%
Average common shareholders' equity	12.68%	13.14%	14.80%	14.08%	13.32%
Taxable-equivalent net interest income	$1,047,406	1,056,027	1,064,918	1,034,771	1,014,184
Yield on average earning assets	4.64%	4.71%	4.51%	4.40%	4.28%
Cost of interest-bearing liabilities	1.11%	1.04%	.94%	.82%	.71%
Net interest spread	3.53%	3.67%	3.57%	3.58%	3.57%
Contribution of interest-free funds	.38%	.37%	.35%	.30%	.26%
Net interest margin	3.91%	4.04%	3.92%	3.88%	3.83%
Net charge-offs to average total net loans (annualized)	.20%	.10%	.17%	.07%	.16%
Net operating results (3)
Net operating income	$477,001	486,440	550,169	530,619	497,869
Diluted net operating earnings per common share	3.37	3.38	3.79	3.56	3.29
Return on (annualized):
Average tangible assets	1.68%	1.76%	1.93%	1.89%	1.79%
Average tangible common equity	18.83%	19.56%	22.16%	21.00%	19.91%
Efficiency ratio	55.98%	57.56%	51.70%	51.41%	52.42%

	June 30,	March 31,	December 31,	September 30,	June 30,
Loan quality	2019	2019	2018	2018	2018
Nonaccrual loans	$865,384	881,611	893,608	870,832	819,984
Real estate and other foreclosed assets	72,907	81,335	78,375	87,333	98,062
Total nonperforming assets	$938,291	962,946	971,983	958,165	918,046
Accruing loans past due 90 days or more (4)	$348,725	244,257	222,527	254,360	223,026
Government guaranteed loans included in totals above:
Nonaccrual loans	$36,765	35,481	34,667	33,570	34,870
Accruing loans past due 90 days or more	320,305	194,510	192,443	195,450	202,394
Renegotiated loans	$254,332	267,952	245,367	242,892	242,528
Accruing loans acquired at a discount past due 90 days or more (5)	$43,079	43,995	39,750	44,223	47,405
Purchased impaired loans (6):
Outstanding customer balance	$473,834	495,163	529,520	572,979	606,683
Carrying amount	263,025	278,783	303,305	325,980	352,465
Nonaccrual loans to total net loans	.96%	.99%	1.01%	1.00%	.93%
Allowance for credit losses to total loans	1.15%	1.15%	1.15%	1.18%	1.16%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 16.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

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M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended			Six months ended
	June 30			June 30
Dollars in thousands	2019	2018	Change	2019	2018	Change
Interest income	$1,237,913	1,128,905	10%	$2,464,222	2,211,055	11%
Interest expense	196,432	120,118	64	372,681	226,751	64
Net interest income	1,041,481	1,008,787	3	2,091,541	1,984,304	5
Provision for credit losses	55,000	35,000	57	77,000	78,000	-1
Net interest income after provision for credit losses	986,481	973,787	1	2,014,541	1,906,304	6
Other income
Mortgage banking revenues	107,321	92,499	16	202,632	179,805	13
Service charges on deposit accounts	107,787	106,784	1	210,899	211,899	—
Trust income	144,382	137,641	5	277,168	269,016	3
Brokerage services income	12,478	12,629	-1	24,954	26,021	-4
Trading account and foreign exchange gains	18,453	5,255	251	29,255	9,892	196
Gain (loss) on bank investment securities	8,911	2,326	283	20,752	(7,105)	—
Other revenues from operations	112,763	100,280	12	247,200	226,582	9
Total other income	512,095	457,414	12	1,012,860	916,110	11
Other expense
Salaries and employee benefits	455,737	418,537	9	954,937	881,965	8
Equipment and net occupancy	79,150	73,031	8	158,497	147,828	7
Outside data processing and software	55,234	49,712	11	107,651	98,141	10
FDIC assessments	9,772	19,560	-50	19,198	39,840	-52
Advertising and marketing	24,046	21,768	10	44,321	38,016	17
Printing, postage and supplies	10,324	8,719	18	20,179	18,038	12
Amortization of core deposit and other intangible assets	5,077	6,388	-21	10,097	13,020	-22
Other costs of operations	233,692	178,862	31	452,500	473,073	-4
Total other expense	873,032	776,577	12	1,767,380	1,709,921	3
Income before income taxes	625,544	654,624	-4	1,260,021	1,112,493	13
Applicable income taxes	152,284	161,464	-6	304,019	266,723	14
Net income	$473,260	493,160	-4%	$956,002	845,770	13%

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M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Dollars in thousands	2019	2019	2018	2018	2018
Interest income	$1,237,913	1,226,309	1,220,281	1,167,375	1,128,905
Interest expense	196,432	176,249	161,321	138,337	120,118
Net interest income	1,041,481	1,050,060	1,058,960	1,029,038	1,008,787
Provision for credit losses	55,000	22,000	38,000	16,000	35,000
Net interest income after provision for credit losses	986,481	1,028,060	1,020,960	1,013,038	973,787
Other income
Mortgage banking revenues	107,321	95,311	92,229	88,408	92,499
Service charges on deposit accounts	107,787	103,112	108,791	108,647	106,784
Trust income	144,382	132,786	135,024	133,545	137,641
Brokerage services income	12,478	12,476	12,781	12,267	12,629
Trading account and foreign exchange gains	18,453	10,802	16,582	6,073	5,255
Gain (loss) on bank investment securities	8,911	11,841	4,219	(3,415)	2,326
Other revenues from operations	112,763	134,437	110,970	113,769	100,280
Total other income	512,095	500,765	480,596	459,294	457,414
Other expense
Salaries and employee benefits	455,737	499,200	438,928	431,371	418,537
Equipment and net occupancy	79,150	79,347	73,519	77,481	73,031
Outside data processing and software	55,234	52,417	50,206	50,678	49,712
FDIC assessments	9,772	9,426	9,837	18,849	19,560
Advertising and marketing	24,046	20,275	25,910	21,784	21,768
Printing, postage and supplies	10,324	9,855	8,777	8,843	8,719
Amortization of core deposit and other intangible assets	5,077	5,020	5,359	6,143	6,388
Other costs of operations	233,692	218,808	189,626	160,830	178,862
Total other expense	873,032	894,348	802,162	775,979	776,577
Income before income taxes	625,544	634,477	699,394	696,353	654,624
Applicable income taxes	152,284	151,735	153,175	170,262	161,464
Net income	$473,260	482,742	546,219	526,091	493,160

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	June 30
Dollars in thousands	2019	2018	Change
ASSETS
Cash and due from banks	$1,271,611	1,367,594	-7%
Interest-bearing deposits at banks	8,791,753	6,669,985	32
Federal funds sold	—	1,500	—
Trading account	479,403	148,303	223
Investment securities	11,580,249	13,283,002	-13
Loans and leases:
Commercial, financial, etc.	23,431,408	21,894,857	7
Real estate - commercial	35,194,375	34,137,937	3
Real estate - consumer	16,693,737	18,310,712	-9
Consumer	14,558,538	13,453,944	8
Total loans and leases, net of unearned discount	89,878,058	87,797,450	2
Less: allowance for credit losses	1,029,867	1,019,248	1
Net loans and leases	88,848,191	86,778,202	2
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	38,428	58,569	-34
Other assets	5,952,148	5,525,786	8
Total assets	$121,554,895	118,426,053	3%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$30,747,946	32,086,191	-4%
Interest-bearing deposits	59,568,223	56,924,970	5
Deposits at Cayman Islands office	1,364,855	261,427	422
Total deposits	91,681,024	89,272,588	3
Short-term borrowings	4,611,390	3,239,416	42
Accrued interest and other liabilities	1,915,147	1,953,848	-2
Long-term borrowings	7,655,507	8,382,316	-9
Total liabilities	105,863,068	102,848,168	3
Shareholders' equity:
Preferred	1,231,500	1,231,500	—
Common	14,460,327	14,346,385	1
Total shareholders' equity	15,691,827	15,577,885	1
Total liabilities and shareholders' equity	$121,554,895	118,426,053	3%

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	June 30,	March 31,	December 31,	September 30,	June 30,
Dollars in thousands	2019	2019	2018	2018	2018
ASSETS
Cash and due from banks	$1,271,611	1,267,260	1,605,439	1,311,611	1,367,594
Interest-bearing deposits at banks	8,791,753	7,602,897	8,105,197	6,523,746	6,669,985
Federal funds sold	—	—	—	—	1,500
Trading account	479,403	276,322	185,584	125,038	148,303
Investment securities	11,580,249	12,536,840	12,692,813	13,073,881	13,283,002
Loans and leases:
Commercial, financial, etc.	23,431,408	23,090,204	22,977,976	21,635,394	21,894,857
Real estate - commercial	35,194,375	34,690,930	34,363,556	33,518,375	34,137,937
Real estate - consumer	16,693,737	16,769,933	17,154,446	17,721,399	18,310,712
Consumer	14,558,538	14,088,816	13,970,499	13,805,317	13,453,944
Total loans and leases, net of unearned discount	89,878,058	88,639,883	88,466,477	86,680,485	87,797,450
Less: allowance for credit losses	1,029,867	1,019,337	1,019,444	1,019,488	1,019,248
Net loans and leases	88,848,191	87,620,546	87,447,033	85,660,997	86,778,202
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	38,428	43,947	47,067	52,426	58,569
Other assets	5,952,148	6,084,281	5,421,158	5,486,826	5,525,786
Total assets	$121,554,895	120,025,205	120,097,403	116,827,637	118,426,053

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$30,747,946	29,966,753	32,256,668	31,773,560	32,086,191
Interest-bearing deposits	59,568,223	59,433,806	57,087,998	56,919,549	56,924,970
Deposits at Cayman Islands office	1,364,855	1,069,191	811,906	447,287	261,427
Total deposits	91,681,024	90,469,750	90,156,572	89,140,396	89,272,588
Short-term borrowings	4,611,390	3,602,566	4,398,378	1,310,110	3,239,416
Accrued interest and other liabilities	1,915,147	1,889,336	1,637,348	1,800,778	1,953,848
Long-term borrowings	7,655,507	8,476,024	8,444,914	9,140,268	8,382,316
Total liabilities	105,863,068	104,437,676	104,637,212	101,391,552	102,848,168
Shareholders' equity:
Preferred	1,231,500	1,231,500	1,231,500	1,231,500	1,231,500
Common	14,460,327	14,356,029	14,228,691	14,204,585	14,346,385
Total shareholders' equity	15,691,827	15,587,529	15,460,191	15,436,085	15,577,885
Total liabilities and shareholders' equity	$121,554,895	120,025,205	120,097,403	116,827,637	118,426,053

14-14-14-14-14

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Six months ended
	June 30,		June 30,		March 31,		June 30, 2019 from		June 30,				Change
Dollars in millions	2019		2018		2019		June 30,	March 31,	2019		2018		in
	Balance	Rate	Balance	Rate	Balance	Rate	2018	2019	Balance	Rate	Balance	Rate	balance
ASSETS
Interest-bearing deposits at banks	$6,122	2.38%	4,890	1.79%	4,605	2.41%	25%	33%	$5,368	2.39%	4,916	1.66%	9%
Federal funds sold	1	2.83	1	2.23	—	—	—	—	1	2.83	2	1.91	-69
Trading account	68	2.20	57	2.92	65	3.40	19	4	66	2.79	55	2.96	20
Investment securities	12,170	2.49	13,856	2.38	12,949	2.52	-12	-6	12,557	2.51	14,164	2.35	-11
Loans and leases, net of unearned discount
Commercial, financial, etc.	23,335	4.97	21,709	4.49	23,010	5.07	7	1	23,173	5.02	21,628	4.39	7
Real estate - commercial	34,768	5.30	33,687	4.95	34,524	5.34	3	1	34,647	5.32	33,670	4.84	3
Real estate - consumer	16,723	4.29	18,644	4.15	16,939	4.37	-10	-1	16,830	4.33	18,957	4.11	-11
Consumer	14,324	5.53	13,366	5.14	14,004	5.51	7	2	14,165	5.52	13,330	5.07	6
Total loans and leases, net	89,150	5.09	87,406	4.73	88,477	5.15	2	1	88,815	5.12	87,585	4.64	1
Total earning assets	107,511	4.64	106,210	4.28	106,096	4.71	1	1	106,807	4.68	106,722	4.20	—
Goodwill	4,593		4,593		4,593		—	—	4,593		4,593		—
Core deposit and other intangible assets	41		62		45		-33	-8	43		65		-34
Other assets	6,342		5,548		6,105		14	4	6,224		5,641		10
Total assets	$118,487		116,413		116,839		2%	1%	$117,667		117,021		1%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$53,495	.69	52,547	.37	52,095	.59	2%	3%	$52,799	.64	52,526	.34	1%
Time deposits	6,530	1.53	5,997	.76	6,351	1.35	9	3	6,441	1.44	6,158	.73	5
Deposits at Cayman Islands office	1,247	1.94	225	.97	972	1.98	454	28	1,110	1.96	236	.79	370
Total interest-bearing deposits	61,272	.80	58,769	.41	59,418	.70	4	3	60,350	.75	58,920	.38	2
Short-term borrowings	1,263	2.51	353	1.57	1,091	2.49	257	16	1,177	2.50	317	1.44	272
Long-term borrowings	8,278	3.20	8,480	2.75	8,494	3.23	-2	-3	8,386	3.21	8,543	2.64	-2
Total interest-bearing liabilities	70,813	1.11	67,602	.71	69,003	1.04	5	3	69,913	1.08	67,780	.68	3
Noninterest-bearing deposits	30,099		31,426		30,315		-4	-1	30,207		31,734		-5
Other liabilities	1,945		1,852		1,952		5	—	1,948		1,713		14
Total liabilities	102,857		100,880		101,270		2	2	102,068		101,227		1
Shareholders' equity	15,630		15,533		15,569		1	—	15,599		15,794		-1
Total liabilities and shareholders' equity	$118,487		116,413		116,839		2%	1%	$117,667		117,021		1%

Net interest spread		3.53		3.57		3.67				3.60		3.52
Contribution of interest-free funds		.38		.26		.37				.37		.25
Net interest margin		3.91%		3.83%		4.04%				3.97%		3.77%

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures

	Three months ended		Six months ended
	June 30		June 30
	2019	2018	2019	2018
Income statement data
In thousands, except per share
Net income
Net income	$473,260	493,160	956,002	845,770
Amortization of core deposit and other intangible assets (1)	3,741	4,709	7,439	9,597
Net operating income	$477,001	497,869	963,441	855,367

Earnings per common share
Diluted earnings per common share	$3.34	3.26	6.69	5.48
Amortization of core deposit and other intangible assets (1)	.03	.03	.05	.06
Diluted net operating earnings per common share	$3.37	3.29	6.74	5.54

Other expense
Other expense	$873,032	776,577	1,767,380	1,709,921
Amortization of core deposit and other intangible assets	(5,077)	(6,388)	(10,097)	(13,020)
Noninterest operating expense	$867,955	770,189	1,757,283	1,696,901
Efficiency ratio
Noninterest operating expense (numerator)	$867,955	770,189	1,757,283	1,696,901
Taxable-equivalent net interest income	1,047,406	1,014,184	2,103,433	1,994,510
Other income	512,095	457,414	1,012,860	916,110
Less: Gain (loss) on bank investment securities	8,911	2,326	20,752	(7,105)
Denominator	$1,550,590	1,469,272	3,095,541	2,917,725
Efficiency ratio	55.98%	52.42%	56.77%	58.16%
Balance sheet data
In millions
Average assets
Average assets	$118,487	116,413	117,667	117,021
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(41)	(62)	(43)	(65)
Deferred taxes	11	17	11	17
Average tangible assets	$113,864	111,775	113,042	112,380
Average common equity
Average total equity	$15,630	15,533	15,599	15,794
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	14,398	14,301	14,367	14,562
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(41)	(62)	(43)	(65)
Deferred taxes	11	17	11	17
Average tangible common equity	$9,775	9,663	9,742	9,921
At end of quarter
Total assets
Total assets	$121,555	118,426
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(38)	(59)
Deferred taxes	10	16
Total tangible assets	$116,934	113,790
Total common equity
Total equity	$15,692	15,578
Preferred stock	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,457	14,343
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(38)	(59)
Deferred taxes	10	16
Total tangible common equity	$9,836	9,707

(1)	After any related tax effect.

16-16-16-16-16

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Income statement data
In thousands, except per share
Net income
Net income	$473,260	482,742	546,219	526,091	493,160
Amortization of core deposit and other intangible assets (1)	3,741	3,698	3,950	4,528	4,709
Net operating income	$477,001	486,440	550,169	530,619	497,869

Earnings per common share
Diluted earnings per common share	$3.34	3.35	3.76	3.53	3.26
Amortization of core deposit and other intangible assets (1)	.03	.03	.03	.03	.03
Diluted net operating earnings per common share	$3.37	3.38	3.79	3.56	3.29

Other expense
Other expense	$873,032	894,348	802,162	775,979	776,577
Amortization of core deposit and other intangible assets	(5,077)	(5,020)	(5,359)	(6,143)	(6,388)
Noninterest operating expense	$867,955	889,328	796,803	769,836	770,189
Efficiency ratio
Noninterest operating expense (numerator)	$867,955	889,328	796,803	769,836	770,189
Taxable-equivalent net interest income	1,047,406	1,056,027	1,064,918	1,034,771	1,014,184
Other income	512,095	500,765	480,596	459,294	457,414
Less: Gain (loss) on bank investment securities	8,911	11,841	4,219	(3,415)	2,326
Denominator	$1,550,590	1,544,951	1,541,295	1,497,480	1,469,272
Efficiency ratio	55.98%	57.56%	51.70%	51.41%	52.42%
Balance sheet data
In millions
Average assets
Average assets	$118,487	116,839	117,799	115,997	116,413
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(41)	(45)	(50)	(55)	(62)
Deferred taxes	11	12	13	14	17
Average tangible assets	$113,864	112,213	113,169	111,363	111,775
Average common equity
Average total equity	$15,630	15,569	15,389	15,549	15,533
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	14,398	14,337	14,157	14,317	14,301
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(41)	(45)	(50)	(55)	(62)
Deferred taxes	11	12	13	14	17
Average tangible common equity	$9,775	9,711	9,527	9,683	9,663
At end of quarter
Total assets
Total assets	$121,555	120,025	120,097	116,828	118,426
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(38)	(44)	(47)	(52)	(59)
Deferred taxes	10	12	13	14	16
Total tangible assets	$116,934	115,400	115,470	112,197	113,790
Total common equity
Total equity	$15,692	15,588	15,460	15,436	15,578
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)	(3)	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,457	14,353	14,225	14,201	14,343
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(38)	(44)	(47)	(52)	(59)
Deferred taxes	10	12	13	14	16
Total tangible common equity	$9,836	9,728	9,598	9,570	9,707

(1)	After any related tax effect.